                                                                                                Exhibit 99.4

This instrument was prepared by and
after recording should be returned to:

Haywood A. Barnes, Esq.
HUNTON & WILLIAMS LLP
Bank of America Plaza, Suite 3500
101 South Tryon Street
Charlotte, North Carolina 28202

                                      TROPICAL SPORTSWEAR INT'L CORPORATION,
                                               a Florida corporation,

                                                     Mortgagor

                                                        to

                                     THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                              a New York corporation,
                           as agent for itself and various other financial institutions,

                                                       Agent

                              AMENDED AND RESTATED FLORIDA MORTGAGE, fixture filing,
                               SECURITY AGREEMENT and assignment of rents and leases
                                                 (THE "MORTGAGE")

                                            Dated: As of June 17, 2004

                                               LOCATION OF PREMISES
                                               --------------------

                                           Hillsborough County, Florida

-------------------------------------------------------------------------------------------------------------------
NOTE TO RECORDER:  THIS AMENDED AND RESTATED  MORTGAGE  SECURES (A) CERTAIN AMENDED AND RESTATED  REVOLVING  CREDIT
NOTES OF EVEN DATE  HEREWITH  AND (B) AMENDS AND RESTATES THE ORIGINAL  MORTGAGE AS  HEREINAFTER  DEFINED.  FLORIDA
DOCUMENTARY  STAMP  TAXES IN THE AMOUNT OF $91,000  (LEVIED  ON AN  APPROXIMATE  AGGREGATE  TOTAL  INDEBTEDNESS  OF
$26,000,000)  AND  FLORIDA  NON-RECURRING  INTANGIBLE  TAXES IN THE  AMOUNT OF $52,000  (LEVIED  ON AN  APPROXIMATE
AGGREGATE TOTAL INDEBTEDNESS OF $26,000,000) HAVE BEEN PAID IN CONNECTION WITH THE ORIGINAL  MORTGAGE-REVOLVER  (AS
THAT TERM IS DEFINED  BELOW)  WHICH  ORIGINAL  MORTGAGE-REVOLVER  IS AMENDED AND  RESTATED  HEREBY.  NO  ADDITIONAL
DOCUMENTARY STAMP TAXES OR INTANGIBLE TAXES ARE DUE IN CONNECTION WITH THE RECORDATION HEREOF.

THE AMOUNT SECURED BY THIS MORTGAGE IS LIMITED TO $19,800,000.

THIS  MORTGAGE IS  INTENDED TO BE A FIXTURE  FILING  WHICH IS TO BE  RECORDED IN THE REAL  PROPERTY  RECORDS OF THE
COUNTY OF  HILLSBOROUGH,  FLORIDA,  AND INDEXED AS A FIXTURE FILING IN SUCH RECORDS.  FOR THE PURPOSE OF USING THIS
MORTGAGE AS A FIXTURE FILING,  THE MORTGAGOR IS THE DEBTOR,  MORTGAGEE IS THE SECURED PARTY,  EACH IS AN INDIVIDUAL
OR AN ENTITY OF THE TYPE SET FORTH IN THE  INTRODUCTORY  PARAGRAPH OF THIS  MORTGAGE,  THE  ADDRESSES OF THE DEBTOR
AND THE SECURED  PARTY ARE SET FORTH IN THE NOTICE  PROVISION  OF THIS  MORTGAGE,  THE  COLLATERAL  COVERED BY THIS
FIXTURE  FILING IS SET FORTH IN THIS MORTGAGE,  THE PORTION OF THE COLLATERAL  DESCRIBED IN THIS MORTGAGE WHICH ARE
OR ARE TO BECOME  FIXTURES ARE OR WILL BE AFFIXED TO THE LAND  DESCRIBED IN EXHIBIT A WHICH IS ATTACHED  HERETO AND
                                                                            ---------
INCORPORATED HEREIN, AND THE DEBTOR IS THE RECORD OWNER OF THE REAL PROPERTY.

THIS AMENDED AND RESTATED  MORTGAGE,  FIXTURE FILING,  SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES AMENDS
AND RESTATES THE TERMS AND PROVISIONS OF THAT CERTAIN SECOND FLORIDA MORTGAGE,  FIXTURE FILING,  SECURITY AGREEMENT
AND  ASSIGNMENT  OF RENTS AND LEASES  EXECUTED BY MORTGAGOR IN FAVOR OF FLEET CAPITAL  CORPORATION,  A RHODE ISLAND
CORPORATION  ("FLEET"),  AS AGENT (IN SUCH CAPACITY,  THE "ORIGINAL  AGENT") FOR ITSELF AND VARIOUS OTHER FINANCIAL
INSTITUTIONS  (THE "ORIGINAL  LENDERS"),  AND RECORDED IN OFFICIAL RECORDS BOOK 13091,  PAGE 927, PUBLIC RECORDS OF
HILLSBOROUGH  COUNTY,  FLORIDA (THE "RECORDS"),  AS AMENDED BY FIRST AMENDMENT TO SECOND FLORIDA MORTGAGE,  FIXTURE
FILING,  SECURITY  AGREEMENT AND  ASSIGNMENT OF RENTS AND LEASES,  DATED  JANUARY 12, 2004,  BETWEEN  MORTGAGOR AND
ORIGINAL AGENT,  AND RECORDED IN OFFICIAL RECORDS BOOK 13485,  PAGE 251 OF THE RECORDS (THE "ORIGINAL  MORTGAGE" OR
THE  "ORIGINAL  MORTGAGE-REVOLVER").  THE  ORIGINAL  MORTGAGE  SECURED  REVOLVING  LOANS UP TO A MAXIMUM  AGGREGATE
AMOUNT  OUTSTANDING  AT ANY ONE TIME OF  $26,000,000  UNDER THE  SECOND  AMENDED  AND  RESTATED  LOAN AND  SECURITY
AGREEMENT (THE "ORIGINAL LOAN AGREEMENT")  AMONG THE MORTGAGOR AND CERTAIN OF ITS SUBSIDIARIES,  AS BORROWERS,  THE
ORIGINAL  LENDERS  AND  THE  ORIGINAL  AGENT.  IMMEDIATELY  PRIOR  TO THE  EXECUTION  OF  THIS  MORTGAGE,  THE  CIT
GROUP/COMMERCIAL  SERVICES,  INC. ("CIT")  PURCHASED FROM THE ORIGINAL LENDERS ALL OF THEIR  OUTSTANDING  REVOLVING
LOANS AND REVOLVING LOAN  COMMITMENTS  UNDER THE ORIGINAL LOAN  AGREEMENT,  AND CIT WAS  SUBSTITUTED AS THE "AGENT"
UNDER THE ORIGINAL LOAN AGREEMENT.  THE MORTGAGOR AND CERTAIN OF ITS  SUBSIDIARIES,  AS BORROWERS,  THE AGENT,  CIT
AND FLEET HAVE  AMENDED AND  RESTATED  THE  ORIGINAL  LOAN  AGREEMENT  AND DESIRE TO AMEND AND RESTATE THE ORIGINAL
MORTGAGE AS HEREINAFTER DESCRIBED.

                              AMENDED AND RESTATED FLORIDA MORTGAGE, FIXTURE FILING,
                               SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES
                               -----------------------------------------------------

         THIS AMENDED AND RESTATED FLORIDA  MORTGAGE,  FIXTURE FILING,  SECURITY  AGREEMENT AND ASSIGNMENT OF RENTS
AND LEASES  ("Mortgage"),  made and executed this 17th day of June, 2004, by TROPICAL SPORTSWEAR INT'L CORPORATION,
a Florida corporation  (hereinafter called "Mortgagor");  and THE CIT GROUP/COMMERCIAL  SERVICES,  INC., a New York
corporation,  as administrative  agent (in such capacity,  hereinafter  called "Agent") for the lender parties from time to time (the "Lenders") to the Loan Agreement (as defined below);

                                                    WITNESSETH:
                                                    ----------

         NOW, THEREFORE,  for and in consideration of the sum of Ten Dollars ($10.00),  and other good and valuable consideration,  the receipt and sufficiency  whereof is hereby expressly  acknowledged,  and in order to secure the indebtedness  and other  obligations of Mortgagor  hereinafter  set forth,  Mortgagor  does hereby grant,  bargain, sell,  convey and  mortgage to Agent for the  benefit of the  Lenders,  and Agent's  successors  and  assigns,  the following:

         (A)      THE LAND:  The land (the  "Land")  situated  in the  County of  Hillsborough,  State of  Florida,
which is described in detail in Exhibit A attached hereto and made a part hereof.

         (B) THE  IMPROVEMENTS:  TOGETHER WITH (1) all the buildings,  structures and  improvements of every nature whatsoever  now or  hereafter  situated  on the  Land,  and (2) all  fixtures,  machinery,  appliances,  equipment, furniture and personal  property of every nature  whatsoever now or hereafter  owned by Mortgagor and located in or on,  attached  to,  and  used or  intended  to be used in  connection  with or with the  operation  of,  the  Land, buildings,  structures or other  improvements,  or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagor, and all extensions, additions,  improvements,  betterments, renewals, substitutions  and replacements to any of the foregoing,  and all of the right,  title and interest of Mortgagor in and to any  such  personal  property  or  fixtures,  which,  to the  fullest  extent  permitted  by law,  shall  be conclusively  deemed  fixtures  and a  part  of  the  real  property  encumbered  hereby  (hereinafter  called  the
"Improvements").

         (C)      CROPS AND  TIMBER:  TOGETHER  WITH all  right,  title and  interest  of  Mortgagor  in and to all crops, trees,  timber,  wood products,  cut timber and other emblements now or hereafter located on or generated by or produced from the Land, or any part or parcel thereof whether before or after severance from the Land.

         (D)      EASEMENTS:  TOGETHER WITH all easements,  rights-of-way,  gores of land,  streets,  ways, alleys, passages,  sewer rights,  water courses,  water rights and powers,  and all  appurtenances  whatsoever,  in any way belonging,  relating or  appertaining to any of the property  described in paragraphs  (A), (B) and (C) hereof,  or which  hereafter  shall in any way  belong,  relate or be  appurtenant  thereto,  whether  now  owned or  hereafter acquired by Mortgagor.

         (E)      CONDEMNATION:  TOGETHER  WITH (i) all of the estate,  right,  title and interest of Mortgagor of, in and to all  judgments,  insurance  proceeds,  awards of damages and  settlements  hereafter  made resulting from condemnation  proceedings  or the taking of the property  described in  paragraphs  (A), (B), (C) and (D) hereof or any part  thereof  under  the  power of  eminent  domain,  or for any  damage  (whether  caused  by such  taking or otherwise)  to the property  described in paragraphs  (A),  (B), (C) and (D) hereof or any part thereof,  or to any rights  appurtenant  thereto,  and all  proceeds of any sales or other  disposition  of the  property  described in paragraphs  (A),  (B),  (C) and (D) hereof or any part  thereof;  and Agent is hereby  authorized  to  collect  and receive said awards and proceeds and to give proper receipts and  acquittances  therefor,  and (if it so elects) to apply the same toward the payment of the  indebtedness  and other sums  secured  hereby,  notwithstanding  the fact that the amount owing  thereon may not then be due and  payable;  (ii) all contract  rights,  general  intangibles, actions and rights in action,  including without  limitation all rights to insurance proceeds and unearned premiums arising  from or relating to the property  described  in  paragraphs  (A),  (B),  (C) and (D) above;  and (iii) all proceeds,  products,  replacements,  additions,  substitutions,  renewals  and  accessions  of and to the  property described in paragraphs (A), (B), (C) and (D).

         (F)      RENTS AND PROFITS:  TOGETHER  WITH all rents,  income and other  benefits to which  Mortgagor may now or hereafter be entitled from the property  described in paragraphs  (A), (B), (C) and (D) hereof to be applied against the  indebtedness  and other sums secured  hereby;  provided,  however,  that permission is hereby given to
Mortgagor,  so long as no Event of Default (as defined in Section 2.01) has occurred and is  continuing  hereunder, to collect  and use such  rents,  income and other  benefits  as they  become due and  payable,  but not in advance thereof.  Upon the  occurrence of any such Event of Default,  the  permission  hereby given to Mortgagor to collect such rents,  income and other  benefits  from the property  described in  paragraphs  (A),  (B), (C) and (D) hereof shall  terminate and such  permission  shall not be reinstated upon a cure of such Event of Default without Agent's specific written consent.

         The foregoing  provisions hereof shall constitute an absolute and present assignment of the rents,  income and other benefits from the property  described in paragraphs  (A), (B), (C) and (D) above,  subject,  however,  to the  conditional  permission  given to  Mortgagor  to collect  and use such  rents,  income and other  benefits  as hereinabove  provided;  and the existence or exercise of such right of Mortgagor  shall not operate to  subordinate this  assignment  to any  subsequent  assignment,  in whole  or in  part,  by  Mortgagor,  and any such  subsequent assignment by Mortgagor shall be subject to the rights of Agent hereunder.

         (G)      LEASES:  TOGETHER  WITH all right,  title and  interest of Mortgagor in and to any and all leases now or hereafter on or affecting the property  described in paragraphs (A), (B), (C) and (D) hereof,  together with all security  therefor and all monies  payable  thereunder,  and all books and records which contain  payments made under the leases and all security therefor.

         (H)      OTHER RIGHTS:  TOGETHER WITH (i)  Mortgagor's  rights further to encumber the property  described in paragraphs (A) through (G) above for debt,  and (ii) all of Mortgagor's  rights to enter into any lease or lease agreement.

         All of the  property  described in  paragraphs  (A) through (H) above,  and each item of property  therein described, is hereinafter referred to as the "Property".

         TO HAVE AND TO HOLD the  Property and all parts  thereof  unto Agent for the benefit of the  Lenders,  and
Agent's  successors and assigns,  to its own proper use and benefit  forever,  subject,  however,  to the terms and conditions contained herein.

         This  Mortgage is executed  and  delivered by Mortgagor  to secure the  following  described  obligations, liabilities  and  indebtedness  of  Mortgagor  to Agent and Lenders  (hereinafter  collectively  referred to as the
"Obligations"):

                  (a)      All loans,  advances,  indebtedness,  obligations  and  liabilities  now or from time to time  hereafter  owing by Mortgagor to Lenders under that certain Loan and Security  Agreement,  dated of even date herewith,  among  Mortgagor,  the other  borrower  parties  thereto,  Agent and  Lenders  (such  Loan and  Security
Agreement,  as it may hereafter be amended from time to time, being hereinafter  called the "Loan  Agreement"),  or under any  agreement,  instrument  or  document  executed or  delivered  to Agent or Lenders in respect of the Loan
Agreement or the  transactions  contemplated  thereby,  pursuant to which Lenders have agreed to make a $60,000,000 revolving  line of credit  available  to  Mortgagor  pursuant  to which  revolving  loans may be made,  repaid  and readvanced in accordance  with the Loan  Agreement and which loans are evidenced by  Mortgagor's  Revolving  Credit
Notes (the "Notes") in the aggregate principal amount of $60,000,000;

                  (b)      All obligations, liabilities and indebtedness of Mortgagor arising under this Mortgage;

                  (c)      Any and all  advances  made by Agent or Lenders to protect or preserve  the  Property or the  security  interest  created  hereby on the  Property  or for  taxes,  assessments  or  insurance  premiums  as hereinafter  provided or for the performance of any of the obligations  hereunder or for any other purpose provided herein (whether or not the original Mortgagor remains the owner of the Property at the time of such advances);

                  (d)      Any  and  all  renewals,  extensions,  modifications,   substitutions,  replacements  or
consolidations  of the Notes or any other  indebtedness,  liabilities and obligations  described in paragraphs (a),
(b) and (c) above; and

                  (e)      All other  obligations,  liabilities and indebtedness of every kind and character now or hereafter  owing by Mortgagor to Agent or Lenders,  however  created,  incurred or  evidenced,  direct or indirect, absolute  or  contingent,  and  whether  owing  under the Loan  Agreement,  the Notes,  this  Mortgage or any other agreement,  instrument or document  executed in connection with the Loan Agreement or otherwise or the consummation of the  transactions  contemplated by the Loan Agreement,  including,  without  limitation,  all  "Obligations"  of
Mortgagor to Agent and Lenders.

         The  Loan  Agreement,  the  Notes  and any and all  renewals,  extensions,  modifications,  substitutions, replacements  or  consolidations  thereof,  this  Mortgage  and all other  instruments,  agreements  and  documents referred to or contemplated by the Loan Agreement are hereinafter called the "Loan Documents".

         Notwithstanding  any term or provision  contained in this Mortgage to the contrary,  the maximum amount of the  Obligations  which shall be secured hereby at any one time shall not exceed the principal sum of  $19,800,000, and all  interest,  fees,  costs and  advances  made by Agent or Lenders to protect or preserve the Property or the lien  hereof on the  Property,  or for  taxes,  assessments  or  insurance  premiums  as herein  provided,  owed by
Mortgagor to Agent or Lenders.

         PROVIDED,  HOWEVER,  that if  Mortgagor  shall  promptly  pay or cause to be paid to Agent and Lenders the
Obligations  secured hereby  according to the tenor and effect thereof when or before the same shall become due and payable and shall keep,  perform and observe all  covenants  and  promises in  accordance  with the Loan  Agreement contained in the Loan Documents and in this Mortgage and in all other instruments  securing the Obligations,  to be kept,  performed or observed by  Mortgagor,  then,  upon complete  satisfaction  and payment  thereof,  Agent shall release and reconvey the Property unto the parties legally entitled thereto at the cost of Mortgagor.

                                                    ARTICLE ONE
                                                    -----------

                                              COVENANTS OF MORTGAGOR
                                              ----------------------

         Mortgagor  covenants  and  agrees  with  Agent,  or any  successor  in title as holder of the  Obligations secured hereby, as follows:

         1.01     Performance of Loan Documents.  Mortgagor  shall cause to be  performed,  observed  and  complied with all provisions of the Loan Document.

         1.02     General Representations, Covenants and Warranties.    Mortgagor    represents,    warrants    and
covenants  that (a)  subject  only to the  rights of others  provided  in the  instruments  described  in Exhibit B attached hereto and incorporated  herein and made a part hereof,  Mortgagor is seized of an indefeasible  estate in fee  simple  in,  and has good and  absolute  title to, the  Property,  and has good  right,  full power and lawful authority  to mortgage  and pledge the same as  provided  herein and Agent may at all times  peaceably  and quietly enter upon, hold,  occupy and enjoy the Property in accordance with the terms hereof;  (b) the Property is free and clear of all liens,  security interests,  charges and encumbrances  whatsoever except those described in Exhibit B;
(c) the Mortgagor  will maintain and preserve the lien of this Mortgage until the  Obligations  secured hereby have been paid in full;  (d) the Property is improved  with those  improvements  described in Exhibit C attached  hereto and  incorporated  herein and made a part hereof and has frontage  on, and direct  access of ingress,  egress,  and regress to, the street(s)  described  therein;  (e) electric,  gas, sewer, water facilities and any other necessary utilities  are,  and at all times  hereafter  shall be,  available in  sufficient  capacity to service the Property satisfactorily as it is presently used or improved by Mortgagor,  and any easements  necessary to the furnishing of such utility service by Mortgagor have been obtained;  and (f) the  representations,  warranties and covenants made by Mortgagor in the Loan Documents are incorporated herein by reference and made a part hereof.

         1.03     Compliance with Laws.   Except  as  otherwise   disclosed  in  the  Loan   Agreement  or  in  the
Environmental  Reports (as such term is defined in the Loan Agreement),  Mortgagor  covenants and warrants that the
Property  presently  complies  in all  material  respects  with and will  continue  to comply  with all  applicable restrictive  covenants,  applicable zoning and subdivision ordinances and building codes, all applicable health and environmental  laws and regulations and all other applicable laws, rules and regulations  which affect the Property and the  operations of Mortgagor on the Property.  If Mortgagor  receives  notice from any federal,  state or other governmental  body  that it is not in  compliance  with any such  covenant,  ordinance,  code,  law or  regulation,
Mortgagor  will provide Agent with a copy of such notice  promptly and  Mortgagor  shall  promptly  comply with the provisions of such notice.

         1.04     Taxes and Other Charges.

                  1.04.1   Taxes and Assessments.  Mortgagor  shall pay promptly  when due all taxes,  assessments, rates, dues, charges,  fees, levies, fines,  impositions,  liabilities,  obligations and encumbrances of every kind whatsoever now or hereafter imposed,  levied or assessed upon or against the Property or any part thereof,  or upon or against  this  Mortgage or the  Obligations  secured  hereby,  or upon or against  the  interest of Agent in the
Property,  as well as all income  taxes,  assessments  and other  governmental  charges  levied and  imposed by the
United States of America or any state,  county,  municipality or other taxing  authority upon or against  Mortgagor or in respect of the Property or any part thereof;  provided,  however,  that  Mortgagor may contest the payment of any such tax, assessment or other charges in the manner set forth in the Loan Agreement.

                  1.04.2   Mechanic's and Other Liens.  Mortgagor  shall  not  permit  or  suffer  any  mechanic's, laborer's,  materialman's,  statutory  or other lien (other than any lien for taxes not yet due) to be created upon the  Property;  provided,  however,  if such lien is bonded in a manner  satisfactory  to Agent for the full amount thereof,  the  validity  and amount of the claims  secured  thereby may be actively  contested by Mortgagor in good faith and by  appropriate  lawful  proceedings;  provided,  further,  however,  any such lien shall not  materially detract from the value of the Property or materially impair the use thereof in Mortgagor's business.

         1.04.3   Taxes Affecting Agent's Interest.  If any state,  federal,  municipal or other  governmental law, order,  rule or regulation,  passed  subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of deeds of trust,  mortgages or debts secured by deeds of trust,  mortgages,  or the manner of  collecting  taxes so as  materially,  adversely to affect  Agent's  security in the Property for the benefit of
Lenders,  the entire balance of the  Obligations  secured by this Mortgage and all interest  accrued  thereon shall without notice become due and payable forthwith at the option of Agent.

                  1.04.4   Tax Escrow.   In  order  to  secure  the   performance   and  discharge  of  Mortgagor's
obligations under this paragraph 1.04, but not in lieu of such obligations,  Mortgagor,  upon Agent's request after the  occurrence  of an Event of  Default,  will pay over to Agent for the  benefit of  Lenders  an amount  equal to one-twelfth  (1/12th)  of the next  maturing  annual ad  valorem  taxes,  assessments  and  charges  (which  taxes, assessments and charges,  for purposes of this paragraph,  shall include without  limitation  water and sewer rents and shall  hereinafter be  collectively  called  "Taxes") of the nature  described in paragraph 1.04 for each month that has elapsed since the last date to which such Taxes were paid; and Mortgagor  will, in addition,  upon Agent's request  after the  occurrence of an Event of Default,  pay over to Agent for the benefit of Lenders  together with each  installment  on the  Obligations  sufficient  funds  (as  estimated  from  time to time by  Agent in its sole discretion)  to permit  Agent to pay when due the Taxes.  Upon  Agent's  request,  Mortgagor  shall also deliver to
Agent for the  benefit of  Lenders  such  additional  monies as are  required  to make up any  deficiencies  in the amounts  necessary to enable Agent to pay the Taxes.  Such deposits  shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Agent,  and no interest shall be payable in respect  thereof.  Upon the  occurrence of an Event of Default,  Agent may apply to the reduction of the  Obligations  secured  hereby,  in such manner as Agent shall determine, any amount under this paragraph 1.04.4 remaining to Mortgagor's credit.

                  1.04.5  No Credit Against the Obligations Secured Hereby.  The Mortgagor shall not claim,  demand or be entitled to receive any credit,  against the principal or interest  payable on the Obligations for so much of the Taxes  assessed  against the Property or any part thereof or that are  applicable  to the  Obligations  secured hereby or to Agent's  interest  in the  Property.  No  deduction  shall be claimed  from the  taxable  value of the
Property or any part  thereof by reason of the  Obligations,  this  Mortgage or any other  instrument  securing the
Obligations.

                  1.04.6   Insurance.

                  (a)      Mortgagor  shall,  at its sole  expense,  keep the Property  insured in such amounts and against such risks and damages as is required by the Loan Agreement.

                  (b)      In order to secure the performance and discharge of Mortgagor's  obligations  under this paragraph  1.04.6,  but not in lieu of  such  obligations,  Mortgagor,  upon  Agent's  request  after  the occurrence  of an Event of Default,  will pay over to Agent for the benefit of Lenders an amount  equal to one-twelfth  (1/12th)  of the next  maturing  annual  insurance  premiums  for each month that has elapsed since the last date to which such  premiums  were paid;  and  Mortgagor  will,  in addition,  upon Agent's request  after the  occurrence  of an Event of  Default,  pay over to Agent  for the  benefit  of  Lenders sufficient  funds (as estimated from time to time by Agent in its sole  discretion) to permit Agent to pay said  premiums  when due.  Such  deposits  shall  not be,  nor be  deemed  to be,  trust  funds but may be commingled  with the general funds of Agent,  and no interest  shall be payable in respect  thereof.  Upon
         Agent's request,  Mortgagor shall also deliver to Agent for the benefit of Lenders such additional  monies as are  necessary  to make up any  deficiencies  in the  amounts  necessary  to  enable  Agent to pay such premiums when due.

                  (c)      Pursuant to its rights  granted  hereunder in all proceeds from any insurance  policies,
         Agent is hereby  authorized  and  empowered  at its  option to adjust  or  compromise  any loss  under any insurance  policies  on the  Property  and to collect and  receive  the  proceeds  from any such policy or policies;  provided,  however,  that Agent agrees to consult in good faith with Mortgagor prior to finally making,  settling,  or adjusting  claims under such policies of insurance and to settle and adjust in good faith all such claims.  Each insurance  company is hereby  authorized and directed to make payment for all such losses  directly to Agent alone and not to Mortgagor and Agent  jointly.  After  deducting  from such insurance  proceeds any expenses  incurred by Agent in the  collection or handling of such funds,  the net proceeds  received by Agent shall be applied as  described  in Section  8.6(c) of the Loan  Agreement.  If
         Agent  determines  that such net  proceeds  shall be used to  rebuild,  restore or replace  the  destroyed
         Property,  then such net proceeds may, at the option of Agent,  be held by Agent for  Mortgagor's  benefit
         (subject to the lien of Agent  therein as security for the  Obligations)  and  advanced to Mortgagor  from time to time, but not more often than monthly,  against such  requisition or other evidence of restoration or repair of the  Property,  including  architect's  or  engineer's  certificates  and copies of bills and invoices for work and materials used in connection  therewith,  as Agent may reasonably  require,  without affecting the lien of this Mortgage for the full amount of the Obligations  secured  hereby.  In no event, however,  shall any  advance be made which will result in the funds  remaining  with Agent being less than the  cost of  completion  of  restoration  of the  Property  as  estimated  by an  architect  or  engineer reasonably  satisfactory  to Agent.  If, upon completion of restoration of the Property there remain funds with Agent,  Agent shall apply the remaining  funds to the Obligations  secured hereby.  Any funds applied against the Obligations  secured hereby shall be applied to particular  Obligations,  whether then matured or to mature in the future, in such order and in such manner as Agent in its discretion determines.

                  1.04.7   Non-Impairment of Agent's Rights.  Nothing  contained  in  either of  paragraphs  1.04.4 and  1.04.6(b)  shall be deemed to affect any right or remedy of Agent under any  provision of this  Mortgage or of any  statute or rule of law to pay any amount  required to be paid by  paragraphs  1.04.1 and 1.04.6 and to add the amount so paid to the  Obligations  hereby  secured.  Although  Agent  intends to use its best efforts to make such payments in a timely  fashion,  the  arrangements  provided for in paragraphs  1.04.4 and 1.04.6 are solely for the added protection of Agent and entail no responsibility  on Agent's part beyond the allowing of due credit,  without interest,  for sums actually  received by it. Upon  assignment of this Mortgage,  any funds on hand shall be turned over to the assignee and any responsibility of Agent with respect thereto shall terminate.

         1.05     Condemnation.  Agent,  on  behalf of  Lenders,  shall be  entitled  to all  compensation  awards, damages,  claims,  rights of action and  proceeds of, or on account of, any damage or taking  through  condemnation and is hereby  authorized,  at its option, to commence,  appear in and prosecute in its own or the Mortgagor's name any  action  or  proceeding  relating  to any  condemnation  and to settle or  compromise  any claim in  connection therewith;  provided,  however,  that Agent  agrees to consult in good faith with  Mortgagor  prior to  settling or compromising  any such  claim and to settle and  compromise  in good faith any such  claim.  All such  compensation awards,  damages,  claims, rights of action and proceeds,  and any other payments or relief, and the right thereto, are included in the Property and Agent,  after deducting  therefrom all of its expenses  including  attorneys' fees incurred in the  collection or handling of such funds,  shall apply the net proceeds  thereof in the same manner as described  for  insurance  proceeds  in Section  1.04.6(c)  of this  Mortgage.  If Agent  determines  that such net proceeds shall be used to rebuild,  restore or replace the destroyed  Property,  then such net proceeds may, at the option of Agent,  be held by Agent for  Mortgagor's  benefit  (subject to the lien of Agent therein as security for the  Obligations)  and  advanced to  Mortgagor  from time to time,  but not more often than  monthly,  against such requisition  or other  evidence of  restoration  or repair of the  Property,  including  architect's  or engineer's certificates  and copies of bills and invoices for work and materials  used in connection  therewith,  as Agent may reasonably  require,  without  affecting the lien of this Mortgage for the full amount of the  Obligations  secured hereby.  In no event,  however,  shall any  advance  be made which will  result in the funds  remaining  with Agent being less than the cost of  completion  of  restoration  of the  Property as estimated by an architect or engineer reasonably  satisfactory  to Agent.  If, upon  completion of  restoration  of the Property  there remain funds with
Agent,  Agent shall apply the remaining  funds to the  Obligations  secured  hereby.  Any funds applied against the
Obligations  secured  hereby shall be applied to particular  Obligations,  whether then matured or to mature in the future,  in such order and in such manner as Agent in its discretion  determines.  Mortgagor agrees to execute such further  assignments  of any  compensation  awards,  damages,  claims,  rights of action and  proceeds as Agent may require.  Notwithstanding  any such  condemnation,  Mortgagor shall continue to pay interest,  computed at the rate provided in the Loan Documents, on the entire unpaid principal amount thereof.

         1.06     Care of Property.

                  (a)      Mortgagor  shall  preserve  and  maintain  the  Property in good  condition  and repair, ordinary  wear and tear  excepted.  Mortgagor  shall  not  permit,  commit  or  suffer  any  waste,  impairment  or deterioration  of the Property or of any part  thereof,  and will not take any action which will  increase the risk of fire or other hazard to the Property or to any part thereof.

                  (b)      No part of the  Property  shall be removed,  demolished  or  altered,  without the prior written  consent of Agent,  with the exception of the extraction of minerals in the ordinary  course of Mortgagor's business.

                  (c)      Agent or any Lender may enter upon and  inspect  the  Property  at any  reasonable  time during the life of this Mortgage.

                  (d)      If any part of the  Property  shall be lost,  damaged or  destroyed by fire or any other cause,  Mortgagor  will give immediate  written notice thereof to Agent and shall promptly  restore the Property to the  equivalent  of its  original  condition  regardless  of whether or not there shall be any  insurance  proceeds therefor.  If a part of the  Property  shall  be lost,  physically  damaged,  or  destroyed  through  condemnation,
Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to Agent.

                  (e)      No work required to be performed  under this paragraph  shall be undertaken  until plans and specifications therefor have been submitted to and approved in writing by Agent.

         1.07     Further Assurances.  At any time and from time to time,  upon Agent's  request,  Mortgagor  shall make,  execute and deliver,  or cause to be made,  executed and  delivered,  to Agent and where  appropriate  shall cause to be recorded or filed,  and from time to time  thereafter to be re-recorded and refiled at such time and in such  offices  and places as shall be deemed  desirable  by Agent,  any and all such  further  mortgages,  deeds of trust,  instruments  or further  assurance,  certificates  and other  documents as Agent may consider  necessary or desirable in order to effectuate,  complete,  or perfect,  or to continue and preserve the obligations of Mortgagor under  this  Mortgage  and the  other  Loan  Documents,  and the lien of this  Mortgage  as a lien  upon all of the
Property,  whether now owned or  hereafter  acquired by  Mortgagor.  Upon any failure by  Mortgagor to do so, Agent may make, execute,  record,  file, re-record or refile any and all such deeds of trust,  instruments,  certificates and documents  for and in the name of Mortgagor,  and Mortgagor  hereby  irrevocably  appoints  Agent the agent and attorney-in-fact of Mortgagor to do so.

         1.08 Security  Agreements  and  Financing  Statements.  Mortgagor  (as Debtor)  hereby grants to Agent for the benefit of Lenders  (as  Creditor  and  Secured  Party) a security  interest  in (i) all  fixtures,  machinery, appliances,  equipment,  furniture  and  personal  property of every  nature  whatsoever  constituting  part of the
Property  and (ii) all crops,  trees,  timber,  timber or wood  products,  cut timber and other  emblements  now or hereafter  located on or generated by or produced from the Land, or any part or parcel  thereof  whether  before or after severance from the Land (the "Collateral").

         Mortgagor shall execute any and all such documents,  including without  limitation,  financing  statements pursuant to the applicable  Uniform  Commercial  Code, as Agent may request,  to preserve and maintain the priority of the lien created hereby on property which may be deemed  personal  property or fixtures,  and shall pay to Agent on demand any expenses  incurred by Agent in  connection  with the  preparation,  execution  and filing of any such documents.  Mortgagor  hereby  authorizes  and  empowers  Agent to execute and file,  on  Mortgagor's  behalf,  all financing  statements  and refilings  and  continuations  thereof as Agent deems  necessary or advisable to create, preserve and protect said lien.  When and if Mortgagor and Agent shall  respectively  become the Debtor and Secured
Party in any Uniform Commercial Code financing  statement  affecting the Property,  this Mortgage shall be deemed a security  agreement  as  defined  in said  Uniform  Commercial  Code  and the  remedies  for any  violation  of the covenants,  terms and conditions of the agreements  herein  contained  shall be (i) as prescribed  herein,  (ii) by general law, or (iii) as to such part of the security which is also  reflected in said  financing  statement by the specific  statutory  consequences  now or hereafter  enacted and specified in the Uniform  Commercial  Code, all at
Agent's sole election.

         Mortgagor and Agent agree that the filing of a financing  statement in the records  normally  having to do with  personal  property  shall  never  be  construed  as in any way  derogating  from  or  impairing  the  express declaration and intention of the parties hereto,  hereinabove  stated,  that everything used in connection with the production  of income from the Property  and/or  adapted for use therein  and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all  proceedings  both legal or equitable,  shall be regarded  as part of the real  estate  encumbered  by this  Mortgage  irrespective  of whether (i) any such item is physically  attached to the  Improvements,  (ii) serial numbers are used for the better  identification  of certain equipment  items capable of being thus  identified in a recital  contained  herein or in any list filed with Agent, or  (iii)  any such  item is  referred  to or  reflected  in any such  financing  statement  so filed at any  time.
Similarly,  the  mention in any such  financing  statement  of (1) rights in or to the  proceeds of any fire and/or hazard insurance policy,  or (2) any award in eminent domain  proceedings for a taking or for loss of value, or (3)
Mortgagor's  interest  as lessor in any present or future  lease or rights to income  growing out of the use and/or occupancy  of the  Property,  whether  pursuant  to lease or  otherwise,  shall  never be  construed  as in any way altering any of the rights of Agent as  determined  by this  instrument  or impugning  the priority of Agent's lien granted hereby or by any other  recorded  document,  but such mention in the financing  statement is declared to be for the  protection  of Agent in the event any court or judge shall at any time hold with  respect to (1),  (2) and
(3) that notice of Agent's priority of interest to be effective  against a particular  class of persons,  including but not limited to the federal government and any subdivisions or entity of the federal  government,  must be filed in the Uniform Commercial Code records.

         1.09     Assignment of Rents.  The  assignment  contained in paragraph (F) of this Mortgage shall be fully operative without any further action on the part of either party and specifically  Agent shall be entitled,  at its option,  upon the  occurrence of an Event of Default  hereunder,  to all rents,  income and other benefits from the property  described in paragraphs  (A), (B), (C), (D) and (E) hereof whether or not Agent takes  possession of such property.  Upon the  occurrence of an Event of Default,  Mortgagor  hereby further grants to Agent the right (i) to enter upon and take  possession  of the Property  for the purpose of  collecting  the said rents,  income and other benefits,  (ii) to dispossess  by the usual summary  proceedings  any tenant  defaulting in the payment  thereof to
Agent,  (iii) to let the Property or any part  thereof,  and (iv) to apply said rents,  income and other  benefits, after  payment of all  necessary  charges  and  expenses,  on  account  of the  Obligations  secured  hereby.  Such assignment  and grant shall  continue in effect until the  Obligations  secured  hereby are paid,  the execution of this  Mortgage  constituting  and  evidencing  the  irrevocable  consent of  Mortgagor to the entry upon and taking possession  of the  Property by Agent  pursuant  to such grant,  whether or not  foreclosure  has been  instituted.
Neither the exercise of any rights under this paragraph by Agent nor the  application of any such rents,  income or other benefits to the Obligations  secured hereby,  shall cure or waive any default or notice of default  hereunder or invalidate any act done pursuant  hereto or to any such notice,  but shall be cumulative of all other rights and remedies.

         1.10     Leases Affecting Property.  Mortgagor  represents  that  the  schedule  of  leases  set  forth in
Exhibit C is true and  correct;  that all such  leases are  presently  in effect  and that no default by  Mortgagor exists in such leases.  As any such lease shall  expire or  terminate or as any new lease shall be made,  Mortgagor shall so notify  Agent in order that at all times  Agent  shall have a current  list of all  leases  affecting  the property  described in  paragraphs  (A), (B), (C) and (D). The  assignment  contained in paragraph (G) hereof shall not be deemed to impose  upon  Agent any of the  obligations  or duties of  Mortgagor  provided  in any such  lease
(including,  without limitation,  any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant  shall have been joined as a party  defendant in any action to  foreclose  this  Mortgage and shall have been barred and  foreclosed  thereby of all right,  title and interest and equity of  redemption  in the
Property or any part thereof),  and Mortgagor  shall comply with and observe its  obligations as landlord under all leases  affecting  the Property or any part thereof.  Mortgagor,  if required by Agent,  shall furnish  promptly to
Agent  original or  certified  copies of all such leases now existing or hereafter  created.  Mortgagor  shall not, without the express  prior  written  consent of Agent,  amend,  modify,  extend,  terminate  or cancel,  accept the surrender of,  subordinate,  accelerate the payment of rent as to, or change the terms of any renewal option of any such lease now existing or hereafter  created,  or permit or suffer an assignment or sublease.  Mortgagor shall not accept payment of rent more than one (l) month in advance without the prior written consent of Agent.

         With respect to the  assignment  contained  in  paragraph  (G),  Mortgagor  shall,  from time to time upon request of Agent,  specifically assign to Agent as additional  security  hereunder,  by an instrument in writing in such form as may be approved by Agent,  all right,  title and  interest of  Mortgagor  in and to any and all leases now or  hereafter  on or affecting  the  Property,  together  with all  security  therefor  and all monies  payable thereunder,  subject to the conditional  permission hereinabove given to Mortgagor to collect the rentals under any such lease.  Mortgagor  shall also  execute and deliver to Agent any  notification,  financing  statement  or other document reasonably required by Agent to perfect the foregoing assignment as to any such lease.

         1.11     Agent's  Performance of Defaults.  If Mortgagor  defaults in the payment of any tax,  assessment, encumbrance  or other  imposition,  in its  obligation to furnish  insurance  hereunder,  or in the  performance or observance of any other covenant,  condition or term in this Mortgage or the Loan  Documents,  Agent may (after the expiration  of any  applicable  cure  periods  specifically  provided for in the Loan  Documents),  to preserve its interest in the  Property,  perform or observe the same,  and all payments  made (whether such payments are regular or  accelerated  payments) and costs and expenses  incurred or paid by Agent in connection  therewith  shall become due and payable  immediately.  The amounts so incurred or paid by Agent  together  with  interest  thereon from the date  incurred  until  paid by  Mortgagor,  shall be  added  to the  Obligations  and  secured  by the lien of this
Mortgage.  Agent is hereby  empowered to enter and authorize  others to enter upon the Property or any part thereof for the purpose of  performing  or  observing  any such  defaulted  covenant,  condition or term,  without  thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

         1.12     Use of Property.  Mortgagor  covenants  that the Property will be used for the purposes set forth in Exhibit C.

         1.13     Required  Notices.  Mortgagor  shall  notify  Agent  promptly  of  the  occurrence  of any of the following:  (i) receipt of notice from any  governmental  authority  relating to the  Property;  (ii)  receipt of a notice  from any tenant  leasing  all or any  portion of the  Property;  (iii) any change in the  occupancy  of the
Property;  (iv) receipt of any notice from the holder of any other lien or security  interest in the  Property;  or
(v) commencement of any judicial or administrative proceedings by or against or otherwise affecting the Property.

         1.14     Future Advances.  This Mortgage is given to secure not only existing  Obligations,  but also such future  advances,  whether such advances are  obligatory  or are to be made at the option of Agent and Lenders,  or otherwise,  as are made  within  twenty  (20)  years from the date  hereof,  to the same  extent as if such  future advances  were  made on the date of the  execution  of this  Mortgage,  provided  that  such  future  advances  are evidenced by  promissory  notes,  guarantees  or other  written  agreements  which make  express  reference to this
Mortgage and which  expressly  state that such future  advances are secured by this  Mortgage.  The total amount of indebtedness  that may be so secured may decrease or increase  from time to time,  but the total  unpaid  principal balance so secured at one time shall not exceed  $19,800,000,  plus interest thereon,  and any  disbursements  made for the payment of taxes, levies or insurance on the Property, with interest on such disbursements.

                                                    ARTICLE TWO
                                                    -----------

                                                     DEFAULTS
                                                     --------

         2.01     Event of Default.  The term "Event of Default",  wherever used in this  Mortgage,  shall have the meaning ascribed to such term in the Loan Agreement.

                                                   ARTICLE THREE
                                                   -------------

                                                     REMEDIES
                                                     --------

         3.01     Acceleration of Maturity.  If  an  Event  of  Default  shall  have  occurred,  then  all  of  the
Obligations  secured hereby shall, at Agent's option,  immediately become due and payable without notice or demand, time being of the essence  hereof;  and no omission on the part of Agent to exercise  such option when  entitled to do so shall be construed as a waiver of such right.

         3.02     Agent's Power of  Enforcement.  If an Event of Default  shall have  occurred,  Agent may,  either with or without entry or taking possession as hereinabove  provided or otherwise,  and without regard to whether or not the  Obligations  shall be due and without  prejudice  to the right of Agent  thereafter  to bring an action of foreclosure or any other action for any default  existing at the time such earlier  action was  commenced,  proceed by any appropriate  action or proceeding:  (a) to enforce payment of the Obligations or the performance of any term hereof or any other  right;  (b) to foreclose  this  Mortgage  and to sell,  as an entirety or in separate  lots or parcels,  the Property under the power of sale hereinafter  provided or the judgment or decree of a court or courts of competent  jurisdiction;  and (c) to pursue any other remedy  available to it. Agent shall take action either by such  proceedings  or by the exercise of its powers with respect to entry or taking  possession,  or both, as Agent may determine.

         3.03     Agent's Right to Enter and Take Possession, Operate and Apply Income.

                  (a)      If an Event of Default  shall have  occurred,  (i) the  Mortgagor  upon  demand of Agent shall forthwith  surrender to Agent the actual  possession and if and to the extent permitted by law, Agent itself, or by such  officers  or agents as it may  appoint,  may enter upon and take  possession  of the  Property  and may exclude  Mortgagor and its agents and employees  wholly  therefrom and may have joint access with  Mortgagor to the books,  papers and accounts of Mortgagor;  and (ii) Mortgagor will pay monthly in advance to Agent on Agent's entry into  possession,  or to any receiver  appointed to collect the rents,  income and other  benefits of the Property, the fair  and  reasonable  rental  value  for the use and  occupation  of such  part of the  Property  as may be in possession  of Mortgagor,  and upon default in any such payment will vacate and  surrender  possession of such part of the  Property  to Agent or to such  receiver  and,  in  default  thereof,  Mortgagor  may be  evicted by summary proceedings or otherwise.

                  (b)      If  Mortgagor  shall for any reason fail to  surrender  or deliver  the  Property or any part  thereof  after  Agent's  demand,  Agent may  obtain a  judgment  or decree  conferring  on Agent the right to immediate  possession  or requiring  Mortgagor to deliver  immediate  possession  of all or part of the Property to
Agent, to the entry of which judgment or decree  Mortgagor  hereby  specifically  consents.  Mortgagor shall pay to
Agent,  upon demand,  all costs and expenses of obtaining such judgment or decree and  compensation  to Agent,  its attorneys and agents,  and all such costs,  expenses and compensation  shall, until paid, be secured by the lien of this Mortgage.

                  (c)      Upon every such  entering  upon or taking of  possession,  Agent may hold,  store,  use, operate, manage and control the Property and conduct the business thereof, and, from time to time:

                           (i)      Make all necessary and proper  maintenance,  repairs,  renewals,  replacements, additions,  betterments and improvements  thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                           (ii)     Insure or keep the Property insured;

                           (iii)    Manage and  operate  the  Property  and  exercise  all the rights and powers of
         Mortgagor in its name or otherwise with respect to the same;

                           (v) Enter into  agreements  with others to exercise  the powers  herein  granted  Agent, all as Agent from time to time may  determine;  and Agent may collect  and  receive all the rents,  income and other  benefits  thereof,  including  those past due as well as those accruing  thereafter;  and shall apply the monies so received by Agent in such  priority as Agent may  determine  to (1) the payment of the
         Obligations;  (2) the deposits  for taxes and  assessments  and  insurance  premiums  due; (3) the cost of insurance,  taxes,  assessments and proper charges upon the Property or any part thereof;  (4) expenses of operating,  maintaining,  repairing  and  improving the Property,  including  without  limitation  renting commissions  paid  to an  agent  of  Agent  or of the  receiver;  and (5) the  compensation  expenses  and disbursements  of the agents,  attorneys  and other  representatives  of Agent.  All costs,  expenses  and liabilities of every  character  incurred by Agent in managing,  operating and  maintaining  the Property, not paid out of rent as hereinabove  provided,  shall constitute  additional  Obligations  secured hereby.
         While in  possession  of the  Property,  Agent or the  receiver  shall be liable to  account  only for the rents, issues and profits actually received.

         Agent shall  surrender  possession of the Property to Mortgagor only when all  Obligations  secured hereby and all  amounts  under any of the terms of this  Mortgage  shall have been paid and all  defaults  made good.  The same right of taking  possession,  however,  shall  exist if any  subsequent  Event of Default  shall  occur and be continuing.

         3.04  Foreclosure.  If an Event of Default shall have  occurred,  regardless of whether Agent has declared the Obligations  secured hereby to be immediately due and payable,  Agent may, in any  combination,  foreclose this
Mortgage  and take such other  action as the law allows to enforce  this  Mortgage,  to realize  upon the  security hereof and to enforce any or all of the Loan Documents.  In any such  foreclosure  proceeding,  the Property may be sold in one or more  parcels,  at Agent's  option,  and without  obligation  to have the Property  marshalled.  The proceeds of any such sale (or sales) shall be applied as follows:

                  FIRST,  to the payment of all necessary  costs and expenses  incident to such  foreclosure  sale, including  but not limited to all court costs and charges of every  character in the event  foreclosed  by suit, and reasonable attorneys fees;

                  SECOND,  to the payment in full of the  Obligations  secured as  provided in Section  12.3 of the
         Loan Agreement;

                  THIRD, to discharge junior liens, if the Court so directs; and

                  FOURTH,  the  remainder,  if any there shall be,  shall be paid to  Mortgagor  or to  Mortgagor's successors or assigns.

In the event there is a foreclosure  sale  hereunder and at the time of such sale the Mortgagor or the  Mortgagor's successors or assigns are occupying the Property,  or any part thereof,  each and all shall immediately  become the tenant of the  purchaser  at such sale,  which  tenancy  shall be a tenancy at  sufferance,  terminable  at will of either landlord or tenant,  at a reasonable  rental based upon the value of the property  occupied,  such rental to be due to the  purchaser.  An action of  unlawful  detainer  shall lie if the  tenant  holds over after a demand in writing for possession of said property and premises.

         3.05     Leases.  Agent,  at its option,  is authorized to foreclose  this Mortgage  subject to the rights of any  tenants  of the  Property,  and the  failure  to make  any  such  tenants  parties  defendant  to any  such foreclosure  proceedings  and to foreclose  their rights will not be, nor be asserted by Mortgagor to be, a defense to any  proceedings  instituted by Agent to collect the sums secured hereby or to collect any deficiency  remaining unpaid after the foreclosure  sale of the Property.  Unless  otherwise  agreed by Agent in writing,  all leases and tenancies of the Property  executed  subsequent to the date hereof,  or any part thereof,  shall be subordinate and inferior to the lien of this  Mortgage,  except that from time to time Agent may execute and record  among the land records of the  jurisdiction  where this  Mortgage is recorded,  subordination  statements  with respect to such of said  leases as Agent may  designate,  whereby  the leases so  designated  by Agent will be superior to the lien of this Mortgage.  From and after the recordation of such  subordination  statements,  the leases therein  referred to shall be  superior to the lien of this  Mortgage  and shall not be affected  by any  foreclosure  hereof.  All such leases and  tenancies  shall  contain a provision  to the effect that the tenant  recognizes  the right of Agent to effect such subordination of this Mortgage and consents thereto.

         3.06     Purchase by Agent.  Upon any sale held by Agent or by any receiver or public  officer,  Agent may bid for and  purchase the Property for the benefit of Lenders  and,  upon  compliance  with the terms of sale,  may hold,  retain and possess and dispose of the Property in its own absolute right for the benefit of Lenders  without further accountability.

         3.07     Application of Obligations Toward Purchase Price.  Upon any such sale,  Agent may,  if  permitted by law, and after  allowing  for costs and  expenses of the sale,  compensation  and other  charges,  in paying the purchase price,  apply any portion or all of the Obligations due to Agent and Lenders under the Loan Documents,  in lieu of cash, to the amount which shall,  upon  distribution of the net proceeds of such sale, be payable  thereon, to the extent of the purchase price.

         3.08     Waiver of Appraisement, Valuation, Stay, Extension   and Redemption Laws.   Mortgagor  agrees  to
the full extent  permitted by law that in case of a default in its part  hereunder,  neither  Mortgagor  nor anyone claiming  through  or  under  it  shall  or will  set up,  claim  or seek to take  advantage  of any  appraisement, valuation,  stay of  execution,  notice of election to mature or declare due the whole of the  Obligations  secured hereby,  extension of redemption  laws now or hereafter in force,  in order to prevent or hinder the enforcement or foreclosure  of this  Mortgage  or the  absolute  sale of the  Property  or the final  and  absolute  putting  into possession thereof,  immediately after such sale, of the purchasers thereat, and Mortgagor,  for itself and all who may at any time claim  through or under it,  hereby  waives,  to the full  extent  that it may  lawfully so do, the benefit of all such laws,  and any and all right to have the assets  comprising  the  Property  marshaled  upon any foreclosure  of the lien hereof and agrees that Agent or any court having  jurisdiction  to foreclose such lien may sell the Property in part or as an entirety.  If any law referred to in this  paragraph and now in force,  of which
Mortgagor,  its successors and assigns,  might take advantage  despite this paragraph,  shall hereafter be repealed or cease to be in force,  such law shall not thereafter be deemed to preclude the  application  of this  paragraph.
Without  limiting the  foregoing,  Mortgagor  hereby waives all rights of  redemption  from sale under any order or decree of  foreclosure of this Mortgage on its own behalf and all persons  beneficially  interested in the Property and each and every person except decree and judgment creditors of Mortgagor (in its representative  capacity),  who may acquire any interest in or title to the Property subsequent to the date thereof.

         3.09  Receiver.  If an Event of Default shall have  occurred,  Agent,  to the extent  permitted by law and without regard to the value or adequacy of the security for the Obligations  secured  hereby,  shall be entitled as a matter of right if it so  elects to the  appointment  of a  receiver  to enter  upon and take  possession  of the
Property and to collect all rents,  income and other  benefits  thereof and apply the same as the court may direct, and any such receiver shall be entitled to hold, store,  use, operate,  manage and control the Property and conduct the business  thereof as would Agent  pursuant to Paragraph  3.03(c)  above.  The  expenses,  including  receiver's fees,  attorney's fees, costs and agent's  compensation,  incurred pursuant to the powers herein contained shall be secured by this  Mortgage.  The right to enter and take  possession  of and to manage and operate the  Property and to collect all rents,  income and other benefits thereof,  whether by a receiver or otherwise,  shall be cumulative to any  other  right or  remedy  hereunder  or  afforded  by law and may be  exercised  concurrently  therewith  or independently  thereof.  Agent shall be liable to account only for such rents,  income and other benefits  actually
received  by  Agent,  whether  received  pursuant  to  this  paragraph  or  paragraph  3.03.   Notwithstanding  the
appointment  of any receiver or other  custodian,  Agent shall be entitled as pledgee to the possession and control of any cash,  deposits,  or  instruments  at the time held by, or  payable or  deliverable  under the terms of this
Mortgage to, Agent.

         3.10     Suits to Protect the Property.  Agent  shall  have the  power  and  authority  to  institute  and maintain any suits and  proceedings  as Agent may deem  advisable (a) to prevent any  impairment of the Property by any acts which may be unlawful or any  violation of this  Mortgage,  (b) to preserve or protect its interest in the
Property,  and (c) to  restrain  the  enforcement  of or  compliance  with  any  legislation  or  other  government enactment,  rule or order that may be  unconstitutional or otherwise invalid, if the enforcement or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Agent's interest.

         3.11     Proofs  of  Claim.  In the  case of any  receivership,  insolvency,  bankruptcy,  reorganization, arrangement,  adjustment,  composition or other judicial  proceedings  affecting  Mortgagor or its creditors or its property,  Agent,  to the  extent  permitted  by law,  shall be  entitled  to file  such  proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such  proceedings  for the entire amount due and payable by Mortgagor under this Mortgage,  the Loan Agreement and any other instrument  securing the
Obligations at the date of the  institution of such  proceedings,  and for any additional  amounts which may become due and payable by Mortgagor after such date.

         3.12     Application of Monies by Agent.

                  (a)      Upon the  occurrence  of an Event of Default,  Agent shall be entitled to sue for and to recover  judgment  against the Mortgagor for the whole amount of the Obligations due and unpaid together with costs and expenses,  including without  limitation,  the reasonable  compensation,  expenses and disbursements of Agent's agents,  attorneys and other  representatives,  either before,  after or during the pendency of any proceedings for the  enforcement  of this  Mortgage,  and the right of Agent to recover such judgment  shall not be affected by any taking  possession or foreclosure  sale hereunder,  or by the exercise of any other right,  power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

                  (b)      In case of a  foreclosure  sale of all or any part of the Property  and the  application of the  proceeds  of sale to the  payment of the  Obligations  secured  hereby,  Agent shall be entitled to enforce payment from Mortgagor of all Obligations then remaining due and unpaid and to recover  judgment against  Mortgagor for any portion thereof remaining unpaid, with interest.

                  (c)      Mortgagor  hereby agrees,  to the extent  permitted by law, that no recovery of any such judgment by Agent and no attachment or levy of any execution  upon any of the Property or any other  property shall in any way affect the lien of this  Mortgage upon the Property or any part thereof or any lien,  rights,  powers or remedies of Agent hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

                  (d)      Any monies  collected  or received by Agent under this  paragraph  3.12 shall be applied to the payment of compensation,  expenses and disbursements of the agents,  attorneys and other  representatives of
Agent, and the balance remaining shall be applied to the payment of the Obligations secured hereby.

         3.13     Delay or Omission; No Waiver.  No delay or  omission  of Agent to  exercise  any right,  power or remedy  accruing  upon any Event of Default  shall  exhaust or impair any such  right,  power or remedy or shall be construed  to waive any such  Event of  Default or to  constitute  acquiescence  therein.  Every  right,  power and remedy given to Agent may be exercised from time to time and as often as may be deemed expedient by Agent.

         3.14     No Waiver of One Default to Affect Another.  No waiver of any Event of  Default  hereunder  shall extend to or affect any  subsequent or any other Event of Default then  existing,  or impair any rights,  powers or remedies  consequent  thereon.  If Agent (a) grants  forbearance  or an  extension  of time for the  payment of any
Obligations  secured hereby;  (b) takes other or additional  security for the payment  thereof;  (c) waives or does not exercise any right granted in the Loan  Agreement;  (d) releases any part of the Property from the lien of this
Mortgage;  (e) consents to the filing of any map,  plat or replat of the Land;  (f) consents to the granting of any easement  on the  Land;  or (g)  makes  or  consents  to any  agreement  changing  the  terms of this  Mortgage  or subordinating the lien or any charge hereof, no such act or omission shall release,  discharge,  modify,  change or affect the  Obligations  of Mortgagor.  No such act or omission  shall  preclude  Agent from  exercising any right, power or privilege  herein  granted or intended to be granted in case of any Event of Default  then  existing or of any  subsequent  Event of Default nor shall the lien of this  Mortgage be altered  hereby,  except to the extent of releases as described in subparagraph (d) above of this paragraph 3.14.

         3.15     Discontinuance of Proceedings; Position of Parties  Restored.  If Agent shall have  proceeded  to enforce any right or remedy under this  Mortgage by  foreclosure,  entry or otherwise  and such  proceedings  shall have  been  discontinued  or  abandoned  for any  reason,  or  such  proceedings  shall  have  resulted  in a final determination  adverse to Agent,  then and in every such case Mortgagor and Agent shall be restored to their former positions  and rights  hereunder,  and all  rights,  powers and  remedies  of Agent  shall  continue  as if no such proceedings had occurred or had been taken.

         3.16     Remedies Cumulative.  No right,  power or remedy  conferred upon or reserved to Agent by the Loan
Documents is exclusive of any other right,  power or remedy,  but each and every such right, power and remedy shall be cumulative  and  concurrent  and shall be in addition to any other right,  power and remedy given under the Loan
Documents, or now or hereafter existing at law, in equity or by statute.

                                                   ARTICLE FOUR
                                                   ------------

                                  TRANSFER OR FURTHER ENCUMBRANCE OF THE PROPERTY
                                  -----------------------------------------------

         4.01     Transfer or Further Encumbrance of the Property.   Except  as  may  be   permitted  by  the  Loan
Agreement,  in the event of any sale,  conveyance,  transfer,  lease, pledge or further encumbrance of the Property or any interest in or any part of the Property,  or any further  assignment of rents from the Property  without the prior written  consent of Agent then, at Agent's  option,  Agent may declare all Obligations of Mortgagor to be due and  payable  immediately  without  demand  or  notice.  Agent's  consent  shall be  within  its sole and  absolute discretion,  and Agent  specifically  reserves the right to condition its consent upon (by way of illustration  but not of limitation) its approval of the financial management ability of the purchaser,  transferee,  lessee, pledgee or assignee,  upon an agreement to escalate the interest rate on the  Obligations to Agent's then current  interest rate  for  similarly  situated  properties,  upon the  assumption  of the  Obligations  and  this  Mortgage  by the purchaser,  transferee,  lessee,  pledgee  or  assignee,  upon  the  receipt  of  guaranties  of  the  indebtedness satisfactory  to Agent or upon  payment to Agent for the benefit of Lenders of a  reasonable  assumption  fee.  Any purchaser,  transferee,  lessee,  pledgee  or  assignee  shall be  deemed  to have  assumed  and  agreed to pay the
Obligations  secured by this  Mortgage  and to have assumed and agreed to be bound by the terms and  conditions  of this  Mortgage,  including  the  terms of this  paragraph,  unless  Agent  specifically  agrees in  writing  to the contrary.  Mortgagor  agrees that in the event the ownership of the Property or any part thereof  becomes vested in a person other than  Mortgagor,  Agent may,  without  notice to Mortgagor,  deal in any way with such  successor or successors  in interest with  reference to this  Mortgage and the  Obligations  hereby  secured  without in any way vitiating  or  discharging  the  Mortgagor's  liability  hereunder  or under the Loan  Documents.  No  transfer  or encumbrance  of the Property or any interest  therein and no  forbearance  or assumption by any person with respect to this  Mortgage and no extension to any person of the time for payment of the  Obligations  hereby  secured given by Agent shall operate to release,  discharge,  modify, change or affect the liability of Mortgagor either in whole or in part, unless Agent specifically agrees in writing to the contrary.

                                                   ARTICLE FIVE
                                                   ------------

                                             MISCELLANEOUS PROVISIONS
                                             ------------------------

         5.01     Successors and Assigns Included in Parties.  Whenever  one of the  parties  hereto  is  named  or referred to herein,  the  successors  and assigns of such party shall be included and all covenants and  agreements contained  in this  Mortgage,  by or on behalf of  Mortgagor  or Agent shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

         5.02     Addresses for Notices, Etc.

                  (a)      Any notice,  report,  demand or other  instrument  authorized or required to be given or furnished  under this  Mortgage  to the  Mortgagor  or Agent  shall be given or  furnished  in the same  manner and pursuant to the same limitations as provided in the Loan Agreement.

                  (b)      Either  party may change the address to which any such notice,  report,  demand or other instrument is to be delivered or mailed,  by furnishing  written  notice of such change to the other party,  but no such notice of change shall be effective unless and until received by such other party.

         5.03     Headings.  The headings of the articles,  sections,  paragraphs and subdivisions of this Mortgage are for  convenience of reference  only,  are not to be considered a part hereof,  and shall not limit or expand or otherwise affect any of the terms hereof.

         5.04     Invalid Provisions to Affect No Others.  In the  event  that  any of the  covenants,  agreements, terms or provisions  contained in the Loan  Documents  shall be deemed  invalid,  illegal or  unenforceable  in any respect, the validity of the remaining covenants,  agreements,  terms or provisions contained in the Loan Documents shall be in no way affected,  prejudiced or disturbed thereby;  and if any application of any term,  restriction or covenant  to any  person or  circumstances  is deemed  illegal  or  unenforceable,  the  application  of such term, restriction or covenant to other persons and circumstances shall remain unaffected to the extent permitted by law.

         5.05     Changes, Etc.  Neither this  Mortgage nor any term hereof may be changed,  waived,  discharged or terminated  orally,  or by any  action  or  inaction,  but only by an  instrument  in  writing  signed by the party against which enforcement of the change,  waiver,  discharge or termination is sought.  The modification  hereof or of any of the Loan  Documents or the release of any part of the Property  from the lien hereof shall not impair the priority of the lien of this Mortgage.

         5.06     Governing Law.  Notwithstanding  anything  contained in  Section 15.15  of the Loan  Agreement to the contrary,  this Mortgage shall be construed,  interpreted,  enforced and governed by and in accordance with the laws of the State of Florida.

         5.07     Waivers.  MORTGAGOR  WAIVES ANY  OBJECTION  TO  JURISDICTION  AND VENUE OF ANY ACTION  INSTITUTED
HEREUNDER,  AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION  OR VENUE,  AND CONSENTS TO THE GRANTING
OF SUCH LEGAL OR EQUITABLE  RELIEF AS IS DEEMED  APPROPRIATE BY THE COURT.  NOTHING  CONTAINED  HEREIN SHALL AFFECT
THE RIGHT OF AGENT TO SERVE  LEGAL  PROCESS IN ANY OTHER  MANNER  PERMITTED  BY LAW OR AFFECT THE RIGHT OF AGENT TO
BRING ANY ACTION OR PROCEEDING AGAINST MORTGAGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         5.08     Conflict of Terms.  Except as otherwise  provided in the Loan  Agreement  and except as otherwise provided in this  Mortgage  by specific  reference  to the  applicable  provisions  of the Loan  Agreement,  if any provision  contained  in this  Mortgage is in conflict  with,  or  inconsistent  with,  any  provision  of the Loan
Agreement, the provision contained in the Loan Agreement shall govern and control.

         IN WITNESS  WHEREOF,  Mortgagor  has  caused  this  Mortgage  to be duly  executed  under seal by its duly authorized officers on the day and year first above written.

Signed, Sealed and Delivered                         TROPICAL SPORTSWEAR INT'L
In the Presence of                                   CORPORATION

       /s/ Wendy Spanbauer                           By:      /s/ Robin J. Cohan
Name:  Wendy Spanbauer                               Name:    Robin J. Cohan
       (Type or Print Name)                          Title:   Executive  Vice  President,  Chief  Financial  Officer
                                                                and Treasurer

       /s/ Karen S. Castillo                                         [CORPORATE SEAL]
Name:  Karen S. Castillo
       (Type or Print Name)

                                                     Address of Mortgagor:

                                                              Tropical Sportswear Int'l Corporation
                                                              4902 West Waters Avenue
                                                              Tampa, Florida 33634

STATE OF NORTH CAROLINA

COUNTY OF

         The foregoing Mortgage and Security  Agreement was acknowledged  before me this 17TH day of June, 2004, by
Robin J. Cohan as Executive Vice President,  Chief  Financial  Officer and Treasurer of TROPICAL  SPORTSWEAR  INT'L
CORPORATION,  a Florida  corporation,  on behalf of the  corporation.  He is personally known to me or has produced his driver's license as identification and did take an oath.

         Given under my hand and notarial seal this 17th day of June, 2004.

                                                     /s/ Donna J. Pearson
                                                     Notary Public

                                                     Donna J. Pearson
                                                     (Print, Type or Stamp Name)

My commission expires: 8/1/07

                                                     EXHIBIT A
                                                        TO
                                          MORTGAGE AND SECURITY AGREEMENT
                                          -------------------------------

                                                 Legal Description
                                                 -----------------

PARCEL 1: The part of Tract 7, Tampa West  Industrial  Park Phase I, as  recorded  in Plat Book 46, Page 29, of the Public Records of Hillsborough County, Florida, being described as follows:

Commence  at the  Northwest  corner of said Tract 7; Thence  South 00 degrees 35 minutes 43 seconds  West along the West  boundary  of said Tract 7, a  distance  of 40.23 feet to a point on the North  boundary  of  Railroad
Easement as recorded in Official  Records Book 3590, Page 1097, of the Public Records of  Hillsborough  County,
Florida,  and the Point of Beginning;  Thence along said North  boundary of Railroad  Easement South 89 degrees
24 minutes 17 seconds  East a distance of 148.86 feet to a point of  curvature;  Run thence  along the arc of a curve  subtended by a chord to the right  (radius - 456.68 feet) a distance of 434.78 feet (chord  418.54 feet, chord  bearing  South 62 degrees 07 minutes 50 seconds  East) to a point on the West  right-of-way  boundary of the Seaboard  Coastline  Railroad,  said point also being on the East  boundary  line of said Tract 7, as shown on said Tampa West  Industrial  Park Phase I; Thence  South 00 degrees 35 minutes 43 seconds  West,  along said
West boundary of railroad,  being the East  boundary of said Tract 7, 728.25 feet,  to a point of  intersection with the South  boundary of Railroad  Easement as recorded in Official  Records  Book 3590,  Page 1094,  of the
Public Records of Hillsborough County, Florida;  Thence along said South boundary,  Northwesterly along the arc of a curve  subtended by a chord to the left (radius  426.68 feet) a distance of 398.52 feet (chord 384.19 feet chord  bearing  North 55  degrees  29 minutes 41  seconds  West) to a point of  tangency;  Run thence  North 82 degrees 15  minutes  06  seconds  West a  distance  of 29.06  feet;  Run thence  North 89 degrees 24 minutes 17 seconds  West a distance  of 173.22 feet to a point on the West  boundary  of said Tract 7;  Thence  leave said
South  boundary  of Railroad  Easement,  North 00 degrees 35 minutes 43 seconds  East along said West  boundary
70.05 feet;  Thence leave said West  boundary  South 89 degrees 42 minutes 30 seconds East 200.00 feet;  Thence
North 00 degrees 35 minutes 43 seconds  East 474.45  feet;  Thence  North 89 degrees 42 minutes 30 seconds West
200.00 feet to a point of  aforementioned  West boundary line of Tract 7; Thence North 00 degrees 35 minutes 43 seconds East along said West boundary 157.51 feet, to the Point of Beginning.

TOGETHER WITH:

PARCEL A: The East 165 feet of Tract 1, Tampa West  Industrial  Park Phase I, as recorded in Plat Book 46, Page
29, of the Public Records of Hillsborough County,  Florida,  Less that part in use as a right-of-way for Waters
Avenue  (S.R. 584-State Project 1077-250).

TOGETHER WITH:

PARCEL B: That part of Tract 7, Tampa West  Industrial  Park Phase I, as  recorded in Plat Book 46, Page 29, of the Public Records of Hillsborough  County,  Florida,  lying North of the Private Railroad Easement as recorded in Official Records Book 3590, Page 1097.

TOGETHER WITH:

PARCEL C: That  part of the  Northwest  1/4 of  Section  29,  Township  28 South,  Range 18 East,  Hillsborough
County, Florida, described as follows:

From the Northeast  corner of the Northwest  1/4 of Section 29,  Township 28 South,  Range 18 East run South 89
degrees 40 minutes 29  seconds  West  150.00  feet to the West  right-of-way  line of the  Seaboard  Coast Line railroad;  Thence  South 00 degrees 01 minutes  01 seconds  East 48.30 feet to the South  right-of-way  line of
Waters  Avenue for a Point of  Beginning;  Thence  South 00 degrees 01  minutes 01 seconds  East  962.00  feet;
Thence South 89 degrees 40 minutes 29 seconds  West 522.00 feet;  Thence North 00 degrees 01 minutes 01 seconds
West 962 feet to the South  right-of-way  line of Waters Avenue;  Thence North 89 degrees 41 minutes 18 seconds
East,  522.00 feet to the Point of  Beginning,  Less that part  conveyed to  Hillsborough  County,  a political subdivision  of the State of  Florida,  by Land Trust  Agreement  Deed  recorded  October 7, 1987,  in Official
Records  Book  5242,  Page 497,  of the Public  Records of  Hillsborough  County,  Florida.  Said Less Out more particularly  described as follows:  Commence at the Southwest  corner of Section 20, Township 28 South,  Range
18 East;  Thence North 00 degrees 48 minutes 28 seconds East,  along the West boundary of said Section 20, 7.54 feet to the  centerline  of survey of Waters  Avenue  (State  Project  1077-250);  Thence  South 89  degrees 24 minutes 46 seconds East,  along the said centerline  354.77 feet to the PI Station  193+01.14;  Thence continue along said centerline  South 89 degrees 29 minutes 07 seconds East,  1,625.42 feet;  Thence South 00 degrees 48 minutes 34 seconds West 55.00 feet to the  intersection  of the South  right-of-way  line of Waters  Avenue and the East  boundary of Tract 1 of Tampa West  Industrial  Park Phase I, as recorded in Plat Book 46, Page 29, of the Public  Records of  Hillsborough  County,  Florida,  and the Point of Beginning;  Thence  continue South 00 degrees 48 minutes 34 seconds  West,  along said East boundary of Tract 1, 20.16 feet to the point of curvature of a non-tangent  circular  curve  concave to the North;  Thence along the arc of said curve having a radius of
100,145.13  feet, a central  angle of 00 degrees 04 minutes 14 seconds,  an arc  distance of 123.13  feet,  the chord for which bears South 89 degrees 01 minutes 08 seconds  East, a chord  distance of 123.13 feet to the end of said  curve;  Thence  North 00  degrees 56 minutes  45  seconds  East,  (radial),  2.00 feet to the point of curvature  of a tangent  circular  curve  concave to the  North;  Thence  along the arc of said curve  having a radius of  100,143.13  feet,  a central  angle of 00 degrees 13  minutes 42 seconds an arc  distance  of 398.86 feet,  the chord which bears South 89 degrees 10 minutes 06 seconds  East,  a chord  distance of 398.86 feet to the West right-of-way  line of the Seaboard System Railroad and the end of said curve;  Thence North 00 degrees
48 minutes 34 seconds East, along said West  right-of-way  line, 21.37 feet to the South  right-of-way  line of
Waters Avenue;  Thence North 89 degrees 29 minutes 07 seconds West,  along said  right-of-way  line 522.00 feet to the point of beginning.

TOGETHER WITH:

PARCEL D: The West  285.00  feet of the East  450.00  feet of Tract 1, Tampa West  Industrial  Park Phase I, as recorded in Plat Book 46, Page 29, of the Public Records of Hillsborough County, Florida.

Less that part taken for road right-of-way by Hillsborough County, Project No. 85-33-R (Phase I).

And also Less and Except:

A portion of Tract 1 as shown on Tampa West  Industrial  Park Phase 1, as  recorded  in Plat Book 46,  Page 29,
Sheets 1 through 4, of the Public  Records of  Hillsborough  County,  Florida  more  particularly  described as follows:

Commence at a point on the North  right-of-way  line of Savarese Circle,  being on the South line of said Tract
1,  said  point  being a  concrete  monument  on the west end of the  South  line of said  Tract 1;  thence  S.
89(degree)18'04" E., along the North right-of-way line of Savarese Circle,  259.27 feet  to a point on the West line of the East 450.00 feet of said Tract 1; thence leaving  said North right -of-way line of Savarese Circle, along  the said West line of the East 450.00 feet of  Tract 1, N.  00(degree)35'43"  E.,  206.62  feet  to  the intersection of the West  line  of  the  East  450.00 feet of Tract 1 and the South Face of an existing Masonry
Building  #1, for  the  POINT OF BEGINNING;  thence  continue  along said West line of the East 450.00 feet  of
Tract 1,  through two Masonry  Buildings,  N. 00(degree)35'43" E., 109.38 feet to the  intersection of the said
West line of the East 450.00 feet of Tract 1, and the North Face of an existing  Masonry Building #2; thence S.
89(degree)12'53" E.,    2.68  feet  to  the  Northeast  corner  of  said    Masonry    Building  #2;  thence S.
00(degree)30'47" W., 109.38 feet along the face of two said Masonry Buildings,  to the Southeast corner of said
Masonry  Building #1;  thence along the South Face of said  Masonry  Building #1,  N. 89(degree)12'53" W., 2.84 feet to the POINT OF BEGINNING.

                                                     EXHIBIT B
                                                        TO
                                          MORTGAGE AND SECURITY AGREEMENT
                                          -------------------------------

                                               Permitted Exceptions
                                               --------------------

All of  those  exceptions to title  in respect of the Property that are contained in  Schedule B  of a  certain policy of title insurance issued by Chicago Title Insurance  Company to Agent dated on or about the date hereof issued pursuant to Commitment No.  630400387.

                                                     EXHIBIT C
                                                        TO
                                          MORTGAGE AND SECURITY AGREEMENT
                                          -------------------------------

                                                  Use of Property
                                                  ---------------

The Property shall be used for industrial and commercial purposes, including, but not limited to, the operation on the Property of Mortgagor's business which is the manufacture,cutting, distribution and sale of apparel with associated administrative  offices, and to lease space to a hair salon and for  any  other  use  allowed  under applicable governmental regulations.

                                             Improvements to Property
                                             ------------------------

Administrative offices, cutting facility, distribution facility, retail store, parking lots and hair salon.

                                                      Leases
                                                      ------

That  certain lease to  operate  a hair  salon  on the Property for less than $12,000.00  per annum  in  rental payments.